UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2012

Tengion, Inc.
(Exact name of registrant as specified in its charter)

001-34688
(Commission File Number)

Delaware	20-0214813
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3929 Westpoint Blvd., Suite G
Winston-Salem, NC 27103
(Address of principal executive offices, with zip code)

(336) 722-5855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 7, 2012, Tengion, Inc. (the “Company”) issued demand notes (the “Demand Notes”) in the aggregate amount of $1 million to certain new and existing investors (the “Bridge Financing”).  The Demand Notes bear interest at a rate of 10% per year.  The outstanding principal balance, with any accrued interest, is payable on demand at any time on or after October 7, 2012.

The holder of a Demand Note, in its sole discretion, may exchange the principal balance of its Demand Note, together with accrued interest, for the first tranche of debt securities and warrants issued by the Company after September 7, 2012 (the “Subsequent Offering”).

The Demand Notes were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and by Regulation D and Regulation S promulgated thereunder.  All of the holders of the Demand Notes are either accredited investors or are located outside of the United States.

The Demand Notes are secured on a lien on substantially all of the Company’s assets, other than its intellectual property assets.  That lien is pari passu with the lien held by Horizon Credit II LLC (“Horizon”), the Company’s existing venture debt lender.

In connection with the Bridge Financing, on September 7, 2012, the Company, Horizon and Horizon Technology Finance Corporation entered into a Forbearance Agreement (the “Horizon Forbearance Agreement”) pursuant to which Horizon agreed not to exercise any rights it may have under the Venture Loan and Security Agreement dated March 14, 2011 until the earlier of September 30, 2012 or the date the holders of the Demand Notes inform the Company that they are unable or unwilling to exchange their Demand Notes for the securities issued in the Subsequent Offering.

The foregoing description of the Demand Notes is qualified in its entirety by reference to the Form of Demand Note, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference. The press release announcing the Bridge Financing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01.   Other Events.

On September 10, 2012, the Company issued a press release announcing that the sixth patient has been implanted in the Company’s ongoing Phase 1 clinical trial of its Neo-Urinary Conduit.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

   (b) Exhibits.

4.1	Form of Demand Note issued September 7, 2012

99.1	Press Release, dated September 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGION, INC.

Date: September 11, 2012	By:	/s/ A. Brian Davis
Chief Financial Officer and Vice President, Finance